Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enzon Pharmaceuticals, Inc. (the Company) on Form 10-Q for the quarterly period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard L. Feinstein, Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2016	/s/ Richard L. Feinstein
Richard L. Feinstein
Vice President-Finance and Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Enzon Pharmaceuticals, Inc. and will be furnished to the Securities Exchange Commission or its staff upon request.